UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 26, 2005
(Date of earliest event reported)

NATUREWELL, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-26108 (Commission File Number)	94-2901715 (IRS employer Identification No.)

110 West C Street, Suite 1300 San Diego, California (Address of principal executive offices)		92101 (Zip Code)

619-234-0222 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities .

          On October 26, 2005 the Company sold 75 shares of Series C Convertible Preferred Stock (the "Series C Preferred") to its Chief Executive Officer, James R. Arabia (the "Executive").

          The Series C Preferred shares were issued in exchange for 75 shares of Series B Preferred Stock already owned by the Executive, which had been issued as payment for $75,000 of services rendered. Each share of Series C Preferred has the right to convert into 25,000 shares of the Company's common stock and have a liquidation preference of $1,000. Additionally, each share of the Series C Preferred is allowed to cast a vote, on all matters that the Company's shareholders are permitted to vote upon, equal to .7% of all outstanding securities that are eligible to vote at the time of such shareholder action (.7% X 75 shares = 52.5% of total vote). The shares of Series C Preferred are non-transferable without the unanimous consent of the Board of Directors until January 1, 2007.

          The Series C Preferred shares have the same conversion and voting rights and liquidation preference as the Series B Preferred, with the following exceptions; the Series C Preferred shares may be voted in whole or in part by their holder and the right to conversion is subject to unanimous Board approval prior to January 1, 2007, whereas the Series B Preferred required that the shares be voted in whole, but not in part, and the need for Board approval prior to conversion expired on January 1, 2005.

          The Certificate of Designation for the Series C Preferred is attached hereto as Attachment 1 and the Certificate of Designation for the Series B Preferred has been eliminated. In addition to the differences in voting and conversion rights outlined above, the Certificate of Designation for the Series C Preferred also differs from the Certificate of Designation for the Series B Preferred as follows: (i) the Series C Preferred are non-redeemable (the Company's right to redeem the Series B had expired), and (ii) the Executive's right to sell or transfer the Series C Preferred (other than by reason of death or by operation of law) is subject to the unanimous approval of the Board until January 1, 2007, as opposed to January 1, 2005 in the Series B Designation.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 26, 2005

	By:	/s/ James R. Arabia (James R. Arabia) Chief Executive Officer & Chief Financial Officer

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ATTACHMENT I

 CERTIFICATE OF DESIGNATION

of

SERIES C CONVERTIBLE PREFERRED STOCK

Of

NatureWell, Incorporated

          NatureWell Incorporated, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

          DOES HEREBY CERTIFY:

          THAT, pursuant to the authority conferred upon the board of directors by the Certificate of Incorporation (as amended) of this Corporation and Section 151 of Title 8 of the Delaware Code; the board of directors has duly adopted the following resolution:

          RESOLVED, that, pursuant to the authority expressly granted to and vested in the board of directors of this Corporation by the provisions of its Certificate of Incorporation, the board of directors hereby creates a series of Preferred Stock to consist of 75 of the 15,000,000 shares of Preferred Stock, $.01 par value per share, which this corporation now has authority to issue, and hereby does issue to James R. Arabia such shares, and the board of directors hereby fixes the designation, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the designation, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of this Corporation which are applicable to Preferred Stock of all series) as follows:

          1.          Designation. The distinctive designation of such series shall be the Series C Convertible Preferred Stock (the "Series C Preferred Stock").

          2.          Number of Shares. The number of shares, which shall constitute such series, shall be 75 shares, which number may not be increased or decreased in part without the prior written consent of a majority of the outstanding Series C Preferred Stock.

          3.          Dividends.

                    (a)          The Corporation shall not be required to pay any dividend on the Series C Preferred Stock. However, so long as the Series C Preferred is outstanding, no dividends whatever shall be paid or declared, nor shall any distribution be made, on any Junior Stock, other than a dividend or distribution payable in Junior Stock or warrants or other rights to purchase Junior Stock, without the prior written consent of a majority of the outstanding Series C Preferred Stock.

          4.          Liquidation Rights. Series C Preferred Stock shall be preferred as to assets over Junior Stock so that, in the event of the voluntary or involuntary liquidation, dissolution or winding up of this Corporation, the holder(s) of Series C Preferred Stock shall be entitled to have set apart or to be paid out of assets of this Corporation, an amount in cash equal to, but in no event more than, $1000.00 per share. If, upon such liquidation, dissolution or winding up of this Corporation, the assets of this Corporation available for distribution to the holders of its capital stock shall be insufficient to permit the distribution in full of the amounts receivable by the holder(s) of Series C Preferred Stock, then all such remaining assets of this Corporation shall be distributed to the holder(s) of the Series C Preferred Stock. Neither the consolidation nor merger of this corporation shall be deemed to be a liquidation, dissolution or winding up of this corporation for purposes of this Section 4.

          5.          Voting Rights. Except as otherwise provided by law or the Certificate of Incorporation, each share of the Series C Preferred Stock shall be entitled to cast a vote for all matters that are presented to the Corporation's shareholders for a vote, whether by shareholder meeting (annual or special) or by written consent, equal to .7% of all outstanding shares that are eligible to vote (including the Series C Preferred Stock), at the time of such shareholder action. The number of votes allowed to be cast by each share of the outstanding Series C Preferred Stock shall be equal to the sum of (Z) below, calculated as follows; (X) calculate all votes, other than the votes of the Series C Preferred Stock, eligible to be cast for any matter submitted for vote to the shareholders, as of the record date for such matter submitted (including votes granted to warrant holders or holders of rights or any other security, other than the Series C Preferred Stock, eligible to vote), (Y) divide the sum of (X) by; (a) one (1) minus (b) the sum of .007 multiplied by the number of shares of Series B Preferred Stock outstanding, (Z) subtract the sum of (X) from the sum of (Y) and divide such amount by the number of shares of Series C Preferred Stock outstanding.

In addition, the separate vote of the Series C Preferred Stock, voting separately as a class, shall be necessary for effecting any of the following:

                    (a)          The creation, issuance or authorization of any additional Preferred Stock in any respect; or any increase in the authorized amount of Preferred Stock or of any additional class of stock ranking prior to or on a parity with the Series C Preferred Stock in any respect; or the creation or authorization of any obligation or security convertible into shares of stock of any class ranking prior to or on a parity with the Series C Preferred Stock in any respect, whether any such creation or authorization or increase shall be by means of amendment of the Certificate of Incorporation, merger, consolidation or other transaction of similar or different kind;

                    (b)          a merger or consolidation of the Corporation into or with any other corporation or corporations if the Corporation is not the surviving corporation.

                    (c)          the sale of all or substantially all of the Corporation's assets.

          6.          Conversion Rights. The Series C Preferred Stock shall be entitled to convert into fully paid and non-assessable Common Stock of the Corporation upon the terms and conditions of this section; provided, however, that prior to January 1, 2007 the holder(s) of the Series C Preferred Stock may not convert the Series C Preferred without the prior written approval of the Corporation, which approval shall be authorized only by resolution adopted by the unanimous consent of the Board of Directors of the Corporation.

                    (a)          For the purposes of this Section 6, each share of Series C Preferred Stock shall be convertible into 25,000 shares of the Corporations Common Stock.

                    (b)          In case at any time the Common Stock outstanding shall be combined into a lesser number of shares, whether by reclassification, recapitalization, reduction of capital stock, whether referred to as a "reverse split" or otherwise, or other corporate action of similar or different kind, then the amount of common shares that the Series C Preferred shall be convertible into shall be proportionately decreased.

                    (c)          In case at any time any Common Stock shall be issued, or be deemed to have been issued, as a dividend on outstanding Common Stock or shall be issued upon subdivision, reclassification, recapitalization, whether referred to as a "stock split" or otherwise, the amount of common shares that the Series C Preferred shall be convertible into shall be proportionately increased.

                    (d)          In case at any time any warrants, rights or any other security which is declared or issued to the holders of Common Stock or which Common Stock holders have the right to acquire, the Series C Preferred Stock shall automatically be entitled to such rights and/or the receipt of such rights or warrants or other instrument in the same proportion as if the Series C Preferred Stock had been converted on the day such right, warrant or security was declared without having to convert the Series C Preferred Stock.

                    (e)          Any conversion of Series C Preferred Stock into Common Stock shall be made by the surrender to the Corporation of the certificate or certificates representing the Series C Preferred Stock to be converted, duly endorsed or assigned (unless such endorsement or assignment be waived by the Corporation), together with a written request for conversion.

                    (f)          All Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares of stock, including the rights, if any, to receive notices and to vote, shall forthwith cease except only the rights of the holders thereof to receive Common Stock in exchange therefor. Any Series C Preferred Stock so converted shall be permanently retired, shall no longer be deemed outstanding and shall not be reissued.

                    (g)          A number of authorized shares of Common Stock sufficient to provide for the conversion of the Series C Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved for such conversion. If the Corporation shall propose to issue any securities or to make any change in its capital structure which would change the number of shares of Common Stock into which each share of Series C Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved for conversion of the outstanding Series C Preferred Stock on the new basis.

                    (h)          The term "Common Stock" as used in this Section 6 shall mean stock of the class designated as Common Stock of the Corporation on the date the Series C Preferred Stock is created or stock of any class or classes resulting from any reclassification or reclassifications thereof, the right of which to share in distributions of both earnings and assets is without limitation in the Certificate of Incorporation (or other similar documents) of the Corporation as to any fixed amount or percentage and which are not subject to redemption; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then issuable on conversion of the Series C Preferred Stock shall be substantially in the proportion which the total number of shares of stock of each such class resulting from all such reclassifications bears to the total number of shares of stock of all such classes resulting from all such reclassifications.

                    (i)          In addition to any notification requirements contained in section 6, in case the Corporation shall propose at any time:

                              (i)          to pay any dividend on the Common Stock outstanding payable in Common Stock or to make any other distribution, other than cash dividends, to the holders of the Common Stock outstanding; or

                              (ii)          to offer for subscription to the holders of the Common Stock outstanding any additional shares of any class or any other rights or option; or

                              (iii)          to effect any reclassification or recapitalization of the Common Stock outstanding involving a change in the Common Stock, other than a subdivision or combination of the Common Stock outstanding; or

                              (iv)          to merge or consolidate with or into any other corporation, or to sell, lease, or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

then, in each such case, the Corporation shall send to the holder(s) of the Series C Preferred Stock in writing at their last known post office address as shown by the Corporation's records a statement, signed by an officer of the Corporation, with respect to the proposed action, such statement to be so filed and mailed at least twenty (20) days prior to the date of the taking of such action or the record date for holders of the Common Stock for the purposes thereof, whichever is earlier.

          7.          Sale or Transferability of the Series C Preferred. Prior to January 1, 2007, the shares of Series C Preferred Stock may not be sold or transferred without the prior written approval of the Corporation, which approval shall be authorized only by resolution adopted by the unanimous consent of the Board of Directors of the Corporation. Notwithstanding anything contained herein, the transfer of the Series C Preferred Stock by reason of death or by operation of law shall not require the approval of the Corporation, but any subsequent sale or transfer shall be governed by the terms of this section, which shall be binding upon the heirs or assigns of the holder(s) of the Series C Preferred Stock.

          8.          Definitions. For the purposes of this resolution, the following terms shall have the meanings indicated.

                    (a)          The term "Preferred Stock" means the class of 15,000,000 shares of Preferred stock, par value $.01 per share, authorized for issuance by the Certificate of Incorporation of this Corporation.

                    (b)          The term "Junior Stock" means (i) Common Stock, and (ii) all those classes and series of preferred or special stock and all those series of Preferred Stock, by the terms of the Certificate of Incorporation or of the instrument by which the board of directors, acting pursuant to authority granted in the Certificate of Incorporation, shall designate the special rights and limitations of each such class and series of preferred or special stock or series of Preferred Stock, which shall be subordinate to Series C Preferred Stock with respect to the right of the holders thereof to receive dividends or to participate in the assets of this corporation distributable to stockholders upon any liquidation, dissolution or winding up of this Corporation.

          9.          General.

                    (a)          The section headings contained in this resolution are for reference purposes only and shall not affect in any way the meaning of this resolution.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed as of the 26th day of October 2005, by an officer thereunto duly authorized.

NatureWell, Incorporated

By: /s/ Donald Brucker Donald Brucker, Senior Vice President